UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

Keypath Education International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-56641	86-2590572
(Commission File Number)	(IRS Employer Identification No.)

1501 East Woodfield Road, Suite 204N

Schaumburg, IL 60173

(Address of principal executive offices and zip code)

(224) 419 - 7988

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Registration Statement on Form 10-12G of Keypath Education International, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission on February 26, 2024, as amended, Peter Vlerick tendered his resignation as Chief Financial Officer of the Company on March 8, 2024 (after close of the ASX), which became effective as of May 3, 2024.

On April 29, 2024, the Company’s Board of Directors (the “Board”) appointed Inna Nisenbaum as the Interim Chief Accounting Officer of the Company (“Interim CAO”), effective May 4, 2024. In such capacity, Ms. Nisenbaum assumed the role of the Company’s principal financial officer and the Company’s principal accounting officer on an interim basis. Ms. Nisenbaum also maintains her position as Vice President and Controller of the Company.

Ms. Nisenbaum, age 48, has over 20 years of corporate accounting expertise and has been a member of the Company’s finance team since July 2021. Prior to joining the Company, she served as Director of Consolidation and Management Reporting at Stericycle, Inc. from 2015 until July 2021 and as its Manager of Corporate Finance from 2007 to 2015. Ms. Nisenbaum holds a Bachelor of Science in Commerce from DePaul University and is an active member of the Illinois CPA Society.

No arrangement or understanding exists between Ms. Nisenbaum and any other person pursuant to which Ms. Nisenbaum was selected to serve as Interim CAO. There have been no transactions between the Company or any of its subsidiaries and Ms. Nisenbaum that are required to be reported under Item 404(a) of Regulation S-K. Ms. Nisenbaum does not have a family relationship with any of the Company’s directors or executive officers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keypath Education International, Inc.

Date: May 3, 2024	/s/ Stephen C. Fireng
Stephen C. Fireng
Global Chief Executive Officer